                        ================================
                        Annual Report September 30, 1998
                        ================================


                              O P P E N H E I M E R

                                     Insured

                                 Municipal Fund

                                   [GRAPHIC]

                                     [LOGO]

                              OppenheimerFunds(R)

                            THE RIGHT WAY TO INVEST

Contents

 3 President's Letter

 4 An Interview
   with Your Fund's
   Manager

 8 Fund Performance
--------------------
13 Financial
   Statements

31 Independent
   Auditors' Report
--------------------
32 Federal
   Income Tax
   Information

33 Officers and
   Trustees

36 Information and
   Services


Report highlights
--------------------------------------------------------------------------------

o Top-quartile performance: The Fund's Class A shares were ranked 6 out of 51 insured municipal funds measured by Lipper Analytical Services, Inc. for the one-year period ended September 30, 1998./1/

o In our opinion, tax-free municipal bond yields are extremely attractive in relation to taxable U.S. Treasury bond yields.

Avg Annual Total Returns
For the 1-Year Period Ended 9/30/98

Class A

Without Sales Chg./2/                   With Sales Chg./3/
--------------------------------------------------------------------------------
9.01%                                   3.83%
--------------------------------------------------------------------------------

Class B

Without Sales Chg./2/                   With Sales Chg./3/
--------------------------------------------------------------------------------
8.18%                                   3.18%
--------------------------------------------------------------------------------

Class C

Without Sales Chg./2/                   With Sales Chg./3/
--------------------------------------------------------------------------------
8.18%                                   7.18%
--------------------------------------------------------------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term changes. For updates on the Fund's performance, please contact your financial advisor, call us at 1-800-525-7048 or visit our website, www.oppenheimerfunds.com.

1. Source: Lipper Analytical Services, Inc., 9/30/98.
Based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions of the Fund's Class A shares reinvested. The Fund's Class A shares were ranked 6 out of 51 (1-year), 6 out of 29 (5-year), 4 out of 16 (10-year) among insured municipal funds for the periods ended 9/30/98.

2. Includes changes in net asset value per share without deducting any sales charges.

3. Class A return includes the current maximum initial sales charge of 4.75%. Class B return includes the applicable contingent deferred sales charge of 5%. Class C return includes the contingent deferred sales charge of 1%. Class B and C shares are subject to a 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.


2  Oppenheimer Insured Municipal Fund

[PHOTO]
James C. Swain
Chairman
Oppenheimer
Insured Municipal Fund

[PHOTO]
Bridget A. Macaskill
President
Oppenheimer
Insured Municipal Fund

Dear shareholder,
--------------------------------------------------------------------------------
The performance of the financial markets over the past several months could be viewed as "A Tale of Two Markets." Until mid-July, the excitement surrounding the stock market's continued ascent to new record highs overshadowed the favorable economic environment that existed for bonds: low inflation and declining interest rates. However, since late summer, amid heightened global concern, stocks declined sharply. Yet, despite continued economic concerns worldwide, the bond market appeared ready to benefit.

   Why have the stock and bond markets responded differently? The financial crises in Asia and Russia have weakened the earnings of some large U.S. corporations and have contributed to a slowdown in U.S. economic growth. Although this slowing economic growth has negatively impacted stocks, it created a positive environment for bonds. That's because slowing economic growth generally means fewer inflationary pressures and, as we've recently seen, interest rates also tend to decline.

   What should you do during this period of relative uncertainty? If you have well-defined, long-term financial goals and an investment strategy designed to achieve them, we encourage you to stay the course. However, if you feel your financial plan is out-of-date or incomplete, now is the time to make improvements. The best way to cope with short-term volatility is to adhere to a long-term plan that contains proven strategies, such as diversification among various financial markets, geographic regions, investment styles and individual securities. A long-term plan will give you the focus and perspective you need to put short-term volatility in its proper context.

   As longstanding advocates of financial planning, we have been encouraged by our shareholders' rational responses to the latest market events. Many of you tell us that you have a long-term strategy in place, which includes diversifying your investment portfolio among a number of different asset classes in accordance with your tolerance for risk. At OppenheimerFunds, our portfolio management teams include seasoned professionals who have encountered extreme market volatility in the past, giving them the perspective required to address risks and take advantage of opportunities in turbulent markets. In our view, having a well-defined set of financial goals, a disciplined long-term strategy and the help of experienced investment professionals are all fundamental parts of The Right Way to Invest.

Sincerely,

/s/ James C. Swain             /s/ Bridget A. Macaskill

James C. Swain                 Bridget A. Macaskill
October 21, 1998


3  Oppenheimer Insured Municipal Fund

"One of the

major decisions

that a bond

manager makes

is regarding

duration."


An interview with your Fund's manager
--------------------------------------------------------------------------------

How did Oppenheimer Insured Municipal Fund perform during the last 12 months?

The Fund provided investors with strong total returns for the fiscal year. In fact, the Fund's Class A shares were ranked 6 out of 51 insured municipal funds as measured by Lipper Analytical Services, Inc. for the 1-year period ended September 30, 1998.(1)

   During the period, bond prices rose dramatically and interest rates declined. As a result, the fixed monthly dividend payment on the Fund's Class A shares was reduced from $0.0743 per share at September 30, 1997 to $0.0655 per share at September 30, 1998.

   What factors affected the Fund's performance?

A bias toward a longer than average duration during a period of falling interest rates was the key factor driving the Fund's performance.

   While the fund performed well relative to its peers, municipal bonds as a sector have lagged the gains in Treasury bonds. The Asian economic crisis, which surfaced last summer, caused investors to seek the safety and liquidity of U.S. Treasury bonds, and ignore all other fixed income securities.

   Another reason why municipal bonds' performance lagged behind that of Treasury securities is that most munis are "callable" and Treasury bonds are not. In other words, Treasury securities cannot be redeemed before maturity by the issuer, in this case, the U.S. government. In contrast, most municipal bond investors risk such calls when interest rates fall dramatically, forcing them to reinvest at lower yields. As a result, prices on municipal bonds do not rise as much in a falling interest rate environment as prices on noncallable Treasury notes and bonds.


4  Oppenheimer Insured Municipal Fund

Portfolio Management Team (l to r)
Bob Patterson,
Caryn Halbrecht (Portfolio Manager),
Jerry Webman


Compared to last year, the supply of municipal bonds in 1998 has doubled. This contributed to munis' dampened performance, relative to Treasuries. Low interest rates have encouraged municipalities to issue new bonds and refinance old debt at lower rates. In addition, state and local governments have enjoyed a healthier fiscal environment, which has permitted them to obtain political backing for new projects. The combination of these factors has led to tax-exempt yields on `Aaa' municipals that are equal to or higher than long Treasury bonds, representing terrific value.


What specific investment strategies have worked well for the Fund?

We emphasized bonds maturing in 15 years, which given the risk taken, generally offered better yield than longer term investments. For instance, an investor might pick up an extra percentage point by extending a maturity from 1 to 15 years, whereas an extension from 15 to 30 years would only add another 20 basis points in yield.

   Another strategy that worked well was to take advantage of the market's desire for noncallable munis, which are very popular in a period of declining interest rates.

1. Source: Lipper Analytical Services, Inc., 9/30/98. Based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions of the Fund's Class A shares reinvested. The Fund's Class A shares were ranked 6 out of 51 (1-year), 6 out of 29 (5-year), 4 out of 16 (10-year) among insured municipal funds for the periods ended 9/30/98.


5  Oppenheimer Insured Municipal Fund

================================
Avg Annual Total Returns
For the Periods Ended 9/30/98(2)
================================

Class A

1 year      5 year        10 year
====================================
3.83%       4.76%         7.62%
====================================

Class B
                          Since
1 year      5 year        Inception
====================================
3.18%       4.66%         5.60%
====================================

Class C
                          Since
1 year      5 year        Inception
====================================
7.18%       N/A           7.70%
====================================

An interview with your Fund's manager
--------------------------------------------------------------------------------

We sold some of these noncallable bonds at a high price and bought some very attractively priced callable bonds. However, we focused on bonds that couldn't be called for ten years.

Have any of your strategies proven less successful?

Yes. One of the major decisions that a bond manager makes is regarding "duration," which measures the sensitivity of the portfolio to interest rate changes. Over the past few years, we have been very successful in managing duration. However, this year's interest rate movements were particularly unusual. At times, we had a shorter duration than our performance benchmark when we believed interest rates had fallen far enough. That means that our portfolio didn't rise in value as much as it otherwise would have during certain periods of the year.

What is your outlook for the bond market over the coming months?

We do not believe that the global economic turmoil will be over very soon. This suggests that sluggish growth, very low inflation, and low interest rates will continue for sometime. All of these conditions create a good environment for bond-holders. In our opinion, municipal bonds should remain very attractive investments compared to U.S. Treasury bonds.

2. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 4.75%. Class A shares were first publicly offered on 11/11/86. The Fund's maximum sales charge for Class A shares was lower prior to 2/1/93, so actual performance may have been higher. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5 -year) and 1% (since inception on 5/3/93). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 8/29/95. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.


6  Oppenheimer Insured Municipal Fund

Credit Allocation/3/

    [PIE CHART]

* AAA            78.2%
* AA             19.6
* A               2.2

Standardized Yields/4/
For the 30-days Ended 9/30/98
-------------------------------------
Class A                         3.99%
-------------------------------------
Class B                         3.44
-------------------------------------
Class C                         3.44
-------------------------------------

As of September 30, 1998, Oppenheimer Insured Municipal Fund Class A shares' yield of 3.99% at fiscal year end is equivalent to a taxable yield of 6.61% for an investor in a 39.6% federal income tax bracket. We think investors will find these yields attractive, particularly if the stock market continues to encounter difficulty. Regardless of the market environment, we will continue to search for municipal bonds that offer high-quality tax-exempt income for our shareholders. This search for quality, yield and performance is what makes Oppenheimer Insured Municipal Fund part of The Right Way to Invest.

10 Largest Positions by State/3/
-----------------------------------------------------------------------------
Pennsylvania                                                            13.8%
-----------------------------------------------------------------------------
Texas                                                                   11.9
-----------------------------------------------------------------------------
Illinois                                                                11.2
-----------------------------------------------------------------------------
California                                                               7.2
-----------------------------------------------------------------------------
Indiana                                                                  6.2
-----------------------------------------------------------------------------
Colorado                                                                 5.5
-----------------------------------------------------------------------------
New York                                                                 5.2
-----------------------------------------------------------------------------
District of Columbia                                                     4.6
-----------------------------------------------------------------------------
Washington                                                               4.4
-----------------------------------------------------------------------------
Georgia                                                                  4.4
-----------------------------------------------------------------------------

3. Portfolio data is subject to change. Percentages are as of September 30, 1998 and are dollar-weighted based on invested assets. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 2.86% of total investments) but which the ratings given above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.

4. Standardized yield is based on net investment income for the 30-day period ended September 30, 1998. Falling share prices will tend to artificially raise yields.


7  Oppenheimer Insured Municipal Fund

Fund performance
--------------------------------------------------------------------------------

How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its fiscal year ended September 30, 1998, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.


   . Management's Discussion of Performance

During the past fiscal year that ended September 30, 1998, Oppenheimer Insured Municipal Fund's investments generally appreciated in a falling interest rate environment. However, the municipal bond market as a whole did not perform as well as the U.S. Treasury bond market, which global investors sought as a refuge from the Asian economic crisis. As a result, municipal bond price increases have lagged those of taxable investments. However, municipal bonds are currently offering very attractive yields, particularly for those investors in high tax brackets. The Fund's portfolio and its portfolio manager's strategies are subject to change.

   During the Fund's fiscal year ended September 30, 1998, the Fund maintained the practice, to the extent consistent with the amount of the Fund's net investment income and other distributable income, of attempting to pay dividends on Class A Shares at a constant level. The Fund was able to pay dividends at the targeted level from net investment income and other distributable income, without any material impact on the Manager's portfolio management practices or on the Fund's net asset value per share.


8  Oppenheimer Insured Municipal Fund

   . Comparing the Fund's Performance to the Market

The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until September 30, 1998. In the case of Class A shares, performance is measured over a ten-year period. In the case of Class B shares, performance is measured from inception of the Class on May 3, 1993. In the case of Class C shares, performance is measured from inception of the Class on August 29, 1995. The Fund's performance reflects the deduction of the 4.75% maximum initial sales charge on Class A shares, the 5% (1-year) and 2% (5-year) and 1% (since inception) applicable contingent deferred sales charge for Class B, and the 1% (1-year) contingent deferred sales charge for Class C shares. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

   The Fund's performance is compared to the performance of that of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.


9  Oppenheimer Insured Municipal Fund

Fund performance
--------------------------------------------------------------------------------

Class A Shares

Comparison of change in value of $10,000 Hypothetical Investments in:
Oppenheimer Insured Municipal Fund (Class A) and Lehman Brothers Municipal Bond Index

  [The following table was originally a line graph in the printed materials.]


                     Oppenheimer Insured      Lehman Brothers
                      Municipal Fund          Municipal Bond
  Date                    Class A                 Index
  ----               -------------------      ----------------
9/30/88               $     9,525              $  10,000
9/30/89                    10,417                 10,868
9/30/90                    11,022                 11,607
9/30/91                    12,463                 13,137
9/30/92                    13,803                 14,511
9/30/93                    15,737                 16,359
9/30/94                    14,882                 15,960
9/30/95                    16,415                 17,747
9/30/96                    17,509                 18,819
9/30/97                    19,128                 20,514
9/30/98                    20,852                 22,301

Average Annual Total Return of Class A Shares of the Fund at 09/30/98(1)

1 Year 3.83%            5 Year 4.76%            10 Year 7.62%

Class B Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Insured Municipal Fund (Class B) and Lehman Brothers
Municipal Bond Index

  [The following table was originally a line graph in the printed materials.]

                      Oppenheimer Insured       Lehman  Brothers
                        Municipal Fund           Municipal Bond
  Date                     Class B                 Index
  ----                -------------------      -----------------
 5/3/93                 $  10,000               $ 10,000
9/30/93                    10,604                 10,569
9/30/94                     9,949                 10,312
9/30/95                    10,892                 11,466
9/30/96                    11,531                 12,159
9/30/97                    12,502                 13,254
9/30/98                    13,424                 14,409
9/30/99

Average Annual Total Return of Class B Shares of the Fund at 9/30/98(2)

1 Year 3.18%               5 Year   4.66%                  Life   5.60%


10  Oppenheimer Insured Municipal Fund

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Insured Municipal Fund (Class C) and Lehman Brothers Municipal Bond Index

  [The following table was originally a line graph in the printed materials.]


                    Oppenheimer Insured            Lehman Brothers
                     Municipal Fund                 Municipal Bond
 Date                    Class A                        Index
 ----               --------------------           ----------------
8/29/95                  10,000                         10,000
9/30/95                  10,130                         10,063
9/30/96                  10,714                         10,671
9/30/97                  11,622                         11,631
9/30/98                  12,573                         12,645

Average Annual Total Return of Class C Shares of the Fund at 9/30/98(3)

1 Year  7.18%        Life  7.70%

The returns and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information for the Lehman Brothers Municipal Bond Index in the graphs begins on 4/30/93 for Class B and begins on 8/31/95 for Class C.

1. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge.

2. Class B shares of the Fund were first publicly offered on 5/3/93. The average annual total returns are shown net of the applicable 5%, 2% and 1% contingent deferred sales charges, respectively, for the one-, five-year period and the life of the class. The ending account value in the graph is net of the applicable 1% contingent deferred sales charge.

3. Class C shares of the Fund were first publicly offered on 8/29/95. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period.

Past performance is not predictive of future performance. Graphs are not drawn to the same scale.

11  Oppenheimer Insured Municipal Fund

                     Financials
                     --------------------------------------


                     12  Oppenheimer Insured Municipal Fund

================================================================================
Statement of Investments  September 30, 1998
================================================================================

                                                     Ratings:
                                                     Moody's/
                                                     S&P/Fitch       Face         Market Value
                                                     (Unaudited)     Amount       See Note 1
-----------------------------------------------------------------------------------------------
Municipal Bonds and Notes--101.3%
-----------------------------------------------------------------------------------------------
Alaska--3.5%
AK Export & IDAU RB, Snettisham
Hydroelectric Power, First Series,
AMBAC Insured, 5.50%, 1/1/16                         Aaa/AAA        $1,145,000    $1,212,910
-----------------------------------------------------------------------------------------------
AK Export & IDAU RB, Snettisham
Hydroelectric Power, First Series,
AMBAC Insured, 5.50%, 1/1/17                         Aaa/AAA         1,265,000     1,336,865
-----------------------------------------------------------------------------------------------
AK Student Loan Corp. RRB, Series A,
AMBAC Insured, 5.30%, 7/1/15                         Aaa/AAA         2,165,000     2,235,925
                                                                                  ----------
                                                                                   4,785,700
-----------------------------------------------------------------------------------------------
Arizona--0.9%
AZ Educational LMC RRB, Series B,
7%, 3/1/05                                           Aa2/NR          1,090,000     1,177,407
-----------------------------------------------------------------------------------------------
California--7.3%
CA SCDAU Revenue Refunding COP,
Cedars-Sinai Medical Center, MBIA Insured,
6.50%, 8/1/12                                        Aaa/AAA         1,000,000     1,219,920
-----------------------------------------------------------------------------------------------
Pomona, CA USD GORB, Series A,
MBIA Insured, 6.15%, 8/1/15                          Aaa/AAA         1,000,000     1,202,230
-----------------------------------------------------------------------------------------------
Redding, CA Electric System Revenue COP,
MBIA Insured, Inverse Floater, 8.803%, 7/8/22(1)     Aaa/AAA         1,500,000     2,064,375
-----------------------------------------------------------------------------------------------
Sacramento, CA MUD Electric RRB, Series G,
MBIA Insured, 6.50%, 9/1/13                          Aaa/AAA/A       1,000,000     1,231,010
-----------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. International
Airport Commission RB, Second Series
Issue 14-A, MBIA Insured, 8%, 5/1/09                 Aaa/AAA         1,455,000     1,812,406
-----------------------------------------------------------------------------------------------
Turlock, CA Irrigation District RRB, Series A,
MBIA Insured, 5%, 1/1/13                             Aaa/AAA/AAA     2,175,000     2,294,647
                                                                                  ----------
                                                                                   9,824,588
-----------------------------------------------------------------------------------------------
Colorado--5.6%
Centennial Water & Sanitation District CO,
Water & Sewer RB, 5.75%, 6/15/15                     Aaa/AAA         1,775,000     1,938,513
-----------------------------------------------------------------------------------------------
CO Housing FAU MH RB, Series B-2,
5.90%, 10/1/38                                       Aa2/AA          1,000,000     1,044,170
-----------------------------------------------------------------------------------------------
CO Housing FAU SFM CAP RB, Series C-1,
Zero Coupon, 5.625%, 11/1/29(2)                      Aa2/NR          5,000,000       912,150
-----------------------------------------------------------------------------------------------
CO Housing FAU SFM RB, Sr. Lien, Series C-2,
6.875%, 11/1/28                                      Aa2/NR          2,000,000     2,268,020


                    13  Oppenheimer Insured Municipal Fund

================================================================================
Statement of Investments  (Continued)
================================================================================

                                                     Ratings:
                                                     Moody's/
                                                     S&P/Fitch      Face          Market Value
                                                     (Unaudited)    Amount        See Note 1
----------------------------------------------------------------------------------------------
Colorado  (continued)
Douglas and Elbert Cntys., CO SDI No. RE-1,
Improvement GOB, Series A, MBIA
Insured, 8%, 12/15/09                                Aaa/AAA        $1,000,000      $1,337,380
                                                                                   -----------
                                                                                     7,500,233
----------------------------------------------------------------------------------------------
Connecticut--3.1%
CT Housing FAU RB, Series A, Subseries A-2,
6.20%, 11/15/22                                      Aa2/AA            960,000       1,032,662
----------------------------------------------------------------------------------------------
CT Housing FAU RRB, Series A, Subseries D-2,
6.20%, 11/15/27                                      Aa2/AA            995,000       1,067,187
----------------------------------------------------------------------------------------------
CT Housing FAU RRB, Subseries C-2,
5.85%, 11/15/28                                      Aa2/AA          2,000,000       2,113,840
                                                                                    ----------
                                                                                     4,213,689
----------------------------------------------------------------------------------------------
Florida--2.7%
FL HFA MH RRB, Series C, 6%, 8/1/11                  NR/AAA          1,000,000       1,090,630
----------------------------------------------------------------------------------------------
Lee Cnty., FL Hospital Board of Directors
RRB, MBIA Insured, Inverse Floater,
8.548%, 3/26/20(1)                                   Aaa/AAA         1,000,000       1,181,250
----------------------------------------------------------------------------------------------
Miami-Dade Cnty., FL SPO RRB, Sub. Lien,
Series A, MBIA Insured, Zero Coupon,
5.45%, 10/1/15(2)                                    Aaa/AAA         3,000,000       1,314,690
                                                                                    ----------
                                                                                     3,586,570
----------------------------------------------------------------------------------------------
Georgia--4.4%
Dalton, GA DAU RB, MBIA Insured,
5.50%, 8/15/26                                       Aaa/AAA         1,000,000       1,109,370
----------------------------------------------------------------------------------------------
GA MEAU RRB, Project One, Sub. Lien,
Series A, AMBAC Insured, 5.375%, 1/1/13              Aaa/AAA/A-      2,285,000       2,442,825
----------------------------------------------------------------------------------------------
Richmond Cnty., GA DAU RB, Sub. Lien,
Series C, Zero Coupon, 5.82%, 12/1/21(2)             Aaa/NR          8,000,000       2,429,680
                                                                                    ----------
                                                                                     5,981,875
----------------------------------------------------------------------------------------------
Illinois--11.3%
Chicago, IL BOE GOB, Chicago School
Reform Project, Series A, AMBAC Insured,
5.25%, 12/1/22                                       Aaa/AAA/AAA     2,000,000       2,044,840
----------------------------------------------------------------------------------------------
Chicago, IL Midway Airport RRB, Series A,
MBIA Insured, 5.125%, 1/1/35                         Aaa/AAA         2,000,000       1,999,840
----------------------------------------------------------------------------------------------
Chicago, IL O'Hare International Airport
RRB, General Airport, Second Lien, Series A,
AMBAC Insured, 5.50%, 1/1/16                         Aaa/AAA/AAA     2,500,000       2,641,250
----------------------------------------------------------------------------------------------
Chicago, IL SFM RB, Series B, 6.95%, 9/1/28          Aaa/NR          1,890,000       2,156,339


                    14  Oppenheimer Insured Municipal Fund

================================================================================

================================================================================

                                                     Ratings:
                                                     Moody's/
                                                     S&P/Fitch      Face          Market Value
                                                     (Unaudited)    Amount        See Note 1
-----------------------------------------------------------------------------------------------
Illinois  (continued)
Cook Cnty., IL Community College
District No. 508 Chicago COP, FGIC Insured,
8.75%, 1/1/05                                        Aaa/AAA/AAA    $  500,000    $  627,295
-----------------------------------------------------------------------------------------------
Cook Cnty., IL Community College District
No. 508 Lease COP, Series C, MBIA Insured,
7.70%, 12/1/07                                       Aaa/AAA         1,500,000     1,907,955
-----------------------------------------------------------------------------------------------
Cook Cnty., IL SDI No. 99 Cicero GOB,
FGIC Insured, 8.50%, 12/1/05                         Aaa/AAA         1,170,000     1,487,725
-----------------------------------------------------------------------------------------------
IL HFAU RRB, Northwestern Medical
Facilities, MBIA Insured, 5%, 11/15/10               Aaa/NR/AAA      2,285,000     2,388,488
                                                                                  ----------
                                                                                  15,253,732
-----------------------------------------------------------------------------------------------
Indiana--6.3%
Hamilton Southeastern, IN Consolidated
School Building Corp. RRB, First Mtg.,
AMBAC Insured, 7%, 7/1/11                            Aaa/AAA/AAA       500,000       542,870
-----------------------------------------------------------------------------------------------
IN HFAU RRB, Holy Cross Health Systems
Corp., MBIA Insured, 5%, 12/1/22                     Aaa/AAA/AAA     2,500,000     2,470,450
-----------------------------------------------------------------------------------------------
IN HFFAU Hospital RB, Clarian Health
Partners, Inc., Series A, 6%, 2/15/21                Aa3/AA/AA       2,000,000     2,200,160
-----------------------------------------------------------------------------------------------
IN Office Building Commission Capital
Complex RB, Series B, MBIA Insured,
7.40%, 7/1/15                                        Aaa/AAA         2,500,000     3,304,525
                                                                                   ---------
                                                                                   8,518,005
-----------------------------------------------------------------------------------------------
Massachusetts--4.2%
MA Health & Educational FA RB, Mt. Auburn
Hospital Issue, Series B-1, MBIA Insured,
6.25%, 8/15/14                                       Aaa/AAA         1,000,000     1,118,860
-----------------------------------------------------------------------------------------------
MA HFA RB, Series A, AMBAC Insured,
6.60%, 7/1/14                                        Aaa/AAA/AAA     1,905,000     2,069,268
-----------------------------------------------------------------------------------------------
MA TUAU Metropolitan Highway System
RRB, Sr. Lien, Series A, MBIA Insured,
5%, 1/1/37                                           Aaa/AAA/AAA     2,500,000     2,493,450
                                                                                   ---------
                                                                                   5,681,578
-----------------------------------------------------------------------------------------------
Nevada--1.6%
Clark Cnty., NV Passenger Facility Charge RB,
Las Vegas McCarran International Airport
Project, Series B, MBIA Insured, 6.50%, 7/1/12       Aaa/AAA         2,000,000     2,192,600
-----------------------------------------------------------------------------------------------
New Hampshire--0.4%
NH Turnpike System RRB, Series A,
FGIC Insured, 6.75%, 11/1/11                         Aaa/AAA/AAA       500,000       592,065



                    15  Oppenheimer Insured Municipal Fund

================================================================================
Statement of Investments  (Continued)
================================================================================

                                                     Ratings:
                                                     Moody's/
                                                     S&P/Fitch      Face          Market Value
                                                     (Unaudited)    Amount        See Note 1
----------------------------------------------------------------------------------------------
New Jersey--1.2%
Bergen Cnty., NJ Utilities WPCAU RRB,
Series A, FGIC Insured, 5%, 12/15/14                 Aaa/AAA        $1,545,000      $1,591,613
----------------------------------------------------------------------------------------------
New York--5.2%
L.I., NY PAU Electric Systems RRB, Series A,
FSA Insured, 5.125%, 12/1/22                         Aaa/AAA/AAA     4,000,000       4,055,880
----------------------------------------------------------------------------------------------
NYS United Nations Development Corp.RRB,
Sr.Lien, Series B, 5.60%, 7/1/26                     A2/NR/A         3,000,000       3,013,860
                                                                                    ----------
                                                                                     7,069,740
----------------------------------------------------------------------------------------------
North Carolina--2.6%
NC Medical Care Community HCF RB,
Duke University Health Systems, Series B,
5%, 6/1/28                                           Aa3/AA/AA       3,500,000       3,470,320
----------------------------------------------------------------------------------------------
Ohio--2.1%
OH HFA Mtg.RB, 6.10%, 9/1/28                         NR/AAA          1,990,000       2,132,584
Streetsboro, OH SDI GOB, AMBAC Insured,
7.125%, 12/1/10                                      Aaa/AAA/AAA       500,000         636,710
                                                                                    ----------
                                                                                     2,769,294
----------------------------------------------------------------------------------------------
Oklahoma--1.7%
OK Industrial Authority Health Systems RB,
Baptist Medical Center, Series C, AMBAC
Insured, 7%, 8/15/05                                 Aaa/AAA/AAA     2,000,000       2,341,040
----------------------------------------------------------------------------------------------
Pennsylvania--14.0%
Allegheny Cnty., PA Airport RRB, Pittsburgh
International Airport, Series A, MBIA Insured,
5.75%, 1/1/08                                        Aaa/AAA         1,000,000       1,109,250
----------------------------------------------------------------------------------------------
Berks Cnty., PA GOB, Prerefunded, FGIC
Insured, Inverse Floater, 8.672%, 11/10/20(1)        Aaa/AAA/AAA     1,000,000       1,217,500
----------------------------------------------------------------------------------------------
Chester Cnty., PA Education & HFAU RRB,
Series B, 5.375%, 5/15/27                            A1/AA-/AA-      3,575,000       3,664,947
----------------------------------------------------------------------------------------------
Delaware Valley, PA Regional FAU Local
Government RB, Series B, AMBAC Insured,
5.70%, 7/1/27                                        Aaa/AAA         2,000,000       2,294,400
----------------------------------------------------------------------------------------------
PA HEAA Student Loan RB, Series B, AMBAC
Insured, Inverse Floater, 8.419%, 3/1/22(1)          Aaa/AAA/AAA     1,250,000       1,437,500
----------------------------------------------------------------------------------------------
Philadelphia, PA Airport IDAU RB,
Philadelphia Airport System Project, Series A,
FGIC Insured, 5.125%, 7/1/28                         Aaa/AAA         3,000,000       3,012,930
----------------------------------------------------------------------------------------------
Philadelphia, PA Airport RB, Series 387A,
Inverse Floater, 6.95%, 6/15/12(1)                   Aaa/AAA/AAA     1,565,000       1,750,296
----------------------------------------------------------------------------------------------
Philadelphia, PA Airport RB, Series 387B,
Inverse Floater, 6.95%, 6/15/14(1)                   Aaa/AAA/AAA     1,960,000       2,156,039


                    16  Oppenheimer Insured Municipal Fund

================================================================================

================================================================================

                                                     Ratings:
                                                     Moody's/
                                                     S&P/Fitch      Face          Market Value
                                                     (Unaudited)    Amount        See Note 1
----------------------------------------------------------------------------------------------
Pennsylvania  (continued)
Philadelphia, PA Regional POAU Lease RB,
MBIA Insured, Inverse Floater, 8.50%, 9/1/20(1)      Aaa/AAA        $1,900,000      $2,256,250
                                                                                    ----------
                                                                                    18,899,112
----------------------------------------------------------------------------------------------
South Dakota--0.8%
SD Lease Revenue Trust Certificates, Series B,
FSA Insured, 8%, 9/1/02                              Aaa/AAA         1,000,000       1,147,440
----------------------------------------------------------------------------------------------
Texas--12.0%
Cedar Hill, TX ISD CAP RRB, Zero Coupon,
6.10%, 8/15/11(2)                                    Aaa/AAA/AAA     1,585,000         858,071
----------------------------------------------------------------------------------------------
Grand Prairie, TX HFDC RRB, Dallas/Ft.Worth
Medical Center Project, AMBAC Insured,
6.875%, 11/1/10                                      Aaa/AAA         1,800,000       2,072,538
----------------------------------------------------------------------------------------------
Harris Cnty., TX Hospital District RRB,
AMBAC Insured, 7.40%, 2/15/10                        Aaa/AAA/AAA     2,000,000       2,440,740
----------------------------------------------------------------------------------------------
Harris Cnty., TX Houston Sports Authority
Special CAP RB, Jr. Lien, Series B, MBIA
Insured, Zero Coupon, 11.013%, 11/15/13(2)           Aaa/AAA/AAA     4,360,000       2,071,349
----------------------------------------------------------------------------------------------
Lower Neches Valley, TX IDAU Corp. RRB,
Mobil Oil Refining Corp., 5.55%, 3/1/33              Aa2/AA          3,000,000       3,151,860
----------------------------------------------------------------------------------------------
Lower Neches Valley, TX IDAU Corp. Sewer
Facilities RB, Mobil Oil Refining Corp. Project,
6.40%, 3/1/30                                        Aa2/AA          1,000,000       1,104,250
----------------------------------------------------------------------------------------------
Rio Grande Valley TX HFDC Retirement
Facilities RB, Golden Palms, Series B, MBIA
Insured, 6.40%, 8/1/12                               Aaa/AAA         2,000,000       2,192,700
----------------------------------------------------------------------------------------------
Tarrant Cnty., TX HFDC RB, Texas Health
Resources System, Series A, MBIA Insured,
5.75%, 2/15/11                                       Aaa/AAA         2,130,000       2,367,580
                                                                                    ----------
                                                                                    16,259,088
----------------------------------------------------------------------------------------------
Washington--4.5%
Chelan Cnty., WA Public Utilities District
No.1 RB, Chelan Hydro Conservation
System-Division III, Series A, 5.60%, 7/1/32         Aa3/AA          2,000,000       2,111,500
----------------------------------------------------------------------------------------------
Tacoma, WA Electric Systems RB,
Prerefunded, AMBAC Insured, Inverse
Floater, 9.013%, 1/2/15(1)                           Aaa/AAA/AAA     1,000,000       1,152,500
----------------------------------------------------------------------------------------------
WA PP Supply System RRB, Nuclear Project
No.1, Series A, 5%, 7/1/13                           Aa1/AA-/AA-     1,500,000       1,527,270


                    17  Oppenheimer Insured Municipal Fund

================================================================================
 Statement of Investments  (Continued)
================================================================================

                                                     Ratings:
                                                     Moody's/
                                                     S&P/Fitch      Face          Market Value
                                                     (Unaudited)    Amount        See Note 1
-----------------------------------------------------------------------------------------------
Washington  (continued)
WA PP Supply System RRB, Nuclear Project
No.2, Series A, FGIC Insured, Zero Coupon,
5.50%, 7/1/09(2)                                     Aaa/AAA/AAA    $2,000,000       $1,240,720
                                                                                   ------------
                                                                                      6,031,990
-----------------------------------------------------------------------------------------------
Wisconsin--1.2%
WI Health & Educational FA RB, Aurora
Medical Group, Inc. Project, FSA Insured,
6%, 11/15/11                                         Aaa/AAA         1,370,000        1,596,406
-----------------------------------------------------------------------------------------------
District of Columbia--4.7%
DC Convention Center Authority Dedicated
Tax RB, Sr. Lien, AMBAC Insured, 5%, 10/1/21         Aaa/AAA/AAA     3,000,000        2,993,880
-----------------------------------------------------------------------------------------------
DC Hospital RRB, Medlantic Healthcare
Group, Series A, MBIA Insured, 5.25%, 8/15/12        Aaa/AAA         1,000,000        1,049,040
-----------------------------------------------------------------------------------------------
DC RRB, Prerefunded, Series A-1, MBIA
Insured, 6%, 6/1/11                                  Aaa/AAA           100,000          115,670
-----------------------------------------------------------------------------------------------
DC RRB, Unrefunded Balance, Series A-1,
MBIA Insured, 6%, 6/1/11                             Aaa/AAA         1,900,000        2,171,814
                                                                                   ------------
                                                                                      6,330,404
-----------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $126,698,612)                          101.3%     136,814,489
-----------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                     (1.3)      (1,812,306)
                                                                     ---------     ------------
Net Assets                                                               100.0%    $135,002,183
                                                                     =========     ============


                   18  Oppenheimer Insured Municipal Fund

================================================================================

================================================================================

--------------------------------------------------------------------------------
To simplify the listings of securities, abbreviations are used per the table below:

BOE      --Board of Education                     LMC      --Loan Marketing Corp.
CAP      --Capital Appreciation                   MEAU     --Municipal Electric Authority
COP      --Certificates of Participation          MH       --Multifamily Housing
DAU      --Development Authority                  MUD      --Municipal Utility District
FA       --Facilities Authority                   NYS      --New York State
FAU      --Finance Authority                      PAU      --Power Authority
GOB      --General Obligation Bonds               POAU     --Port Authority
GORB     --General Obligation Refunding Bonds     PP       --Public Power
HCF      --Health Care Facilities                 RB       --Revenue Bonds
HEAA     --Higher Education Assistance Agency     RRB      --Revenue Refunding Bonds
HFA      --Housing Finance Agency                 SCDAU    --Statewide Communities Development Authority
HFAU     --Health Facilities Authority            SDI      --School District
HFDC     --Health Facilities Development Corp.    SFM      --Single Family Mtg.
HFFAU    --Health Facilities Finance Authority    SPO      --Special Obligations
IDAU     --Industrial Development Authority       TUAU     --Turnpike Authority
ISD      --Independent School District            USD      --Unified School District
L.I.     --Long Island                            WPCAU    --Water Pollution Control Authority

1. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $13,215,710 or 9.79% of the Fund's net assets as of September 30,1998.

2. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

As of September 30, 1998, securities subject to the alternative minimum tax amount to $45,239,049 or 33.51% of the Fund's net assets.

See accompanying Notes to Financial Statements.


                    19  Oppenheimer Insured Municipal Fund

================================================================================
Statement of Assets and Liabilities  September 30, 1998
================================================================================

====================================================================================================
Assets
----------------------------------------------------------------------------------------------------
Investments, at value (cost $126,698,612)--see accompanying statement                  $ 136,814,489
----------------------------------------------------------------------------------------------------
Cash                                                                                          18,819
----------------------------------------------------------------------------------------------------
Receivables:
Interest                                                                                   1,656,357
Shares of beneficial interest sold                                                           333,128
Investments sold                                                                              99,107
----------------------------------------------------------------------------------------------------
Other                                                                                         16,310
                                                                                         -----------
Total assets                                                                             138,938,210

====================================================================================================
Liabilities
Payables and other liabilities:
Investments purchased                                                                      3,421,063
Dividends                                                                                    297,350
Distribution and service plan fees                                                            79,900
Shares of beneficial interest redeemed                                                        70,535
Transfer and shareholder servicing agent fees                                                 15,223
Other                                                                                         51,956
                                                                                           ---------
Total liabilities                                                                          3,936,027

====================================================================================================
Net Assets                                                                             $ 135,002,183
                                                                                       =============

====================================================================================================
Composition of Net Assets
Paid-in capital                                                                        $ 124,052,041
----------------------------------------------------------------------------------------------------
Overdistributed net investment income                                                       (297,350)
----------------------------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions                                   1,131,615
----------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments--Note 3                                        10,115,877
                                                                                       -------------
Net assets                                                                             $ 135,002,183
                                                                                       =============


                    20  Oppenheimer Insured Municipal Fund

=============================================================================================

=============================================================================================

=============================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$102,687,383 and 5,607,969 shares of beneficial interest outstanding)                  $18.31
Maximum offering price per share (net asset value plus sales charge
of 4.75% of offering price)                                                            $19.22
---------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $27,391,541 and
1,495,409 shares of beneficial interest outstanding)                                   $18.32
---------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $4,923,259 and
268,917 shares of beneficial interest outstanding)                                     $18.31

See accompanying Notes to Financial Statements


                    21  Oppenheimer Insured Municipal Fund

================================================================================
Statement of Operations  For the Year Ended September 30, 1998
================================================================================

====================================================================================================
Investment Income
Interest                                                                               $   6,659,055

====================================================================================================
Expenses
Management fees--Note 4                                                                      545,563
----------------------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                                      231,419
Class B                                                                                      237,967
Class C                                                                                       36,548
----------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                                        101,131
----------------------------------------------------------------------------------------------------
Shareholder reports                                                                           47,288
----------------------------------------------------------------------------------------------------
Registration and filing fees                                                                  44,748
----------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                   26,754
----------------------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                                   12,920
----------------------------------------------------------------------------------------------------
Accounting service fees--Note 4                                                               12,000
----------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                                    4,048
----------------------------------------------------------------------------------------------------
Other                                                                                          7,848
                                                                                           ---------
Total expenses                                                                             1,308,234
Less expenses paid indirectly--Note 4                                                        (17,548)
                                                                                           ---------
Net expenses                                                                               1,290,686

====================================================================================================
Net Investment Income                                                                      5,368,369

====================================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                                                2,061,528
Closing of futures contracts                                                                (879,746)
                                                                                           ---------
Net realized gain                                                                          1,181,782

----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments                       3,993,214
                                                                                           ---------
Net realized and unrealized gain                                                           5,174,996

====================================================================================================
Net Increase in Net Assets Resulting from Operations                                   $  10,543,365
                                                                                       =============

See accompanying Notes to Financial Statements.


                   22  Oppenheimer Insured Municipal Fund

================================================================================
Statements of Changes in Net Assets
================================================================================

                                                                     Year Ended September 30,
                                                                     1998               1997
===============================================================================================
Operations
Net investment income                                           $   5,368,369     $   5,398,040
-----------------------------------------------------------------------------------------------
Net realized gain                                                   1,181,782           559,776
-----------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation               3,993,214         3,288,007
                                                                -------------     -------------
Net increase in net assets resulting from operations               10,543,365         9,245,823

===============================================================================================
Dividends and Distributions to Shareholders
Dividends from net investment income:
Class A                                                            (4,498,622)       (4,428,263)
Class B                                                              (921,805)         (753,073)
Class C                                                              (140,882)          (72,828)
-----------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                              (646,115)               --
Class B                                                              (149,337)               --
Class C                                                               (19,416)               --

===============================================================================================
Beneficial Interest Transactions
Net increase in net assets resulting from
beneficial interest transactions--Note 2:
Class A                                                             8,417,042         4,293,559
Class B                                                             6,601,026         3,315,084
Class C                                                             2,237,718         1,554,898

===============================================================================================
Net Assets
Total increase                                                     21,422,974        13,155,200
-----------------------------------------------------------------------------------------------
Beginning of period                                               113,579,209       100,424,009
                                                                -------------       -----------

End of period [including undistributed (overdistributed) net
investment income of $(297,350) and $310,788, respectively]     $ 135,002,183     $ 113,579,209
                                                                =============     =============

See accompanying Notes to Financial Statements.


                   23  Oppenheimer Insured Municipal Fund

================================================================================
Financial Highlights
================================================================================

                                                     Class A
                                                     ------------------------------------------------------------------
                                                     Year Ended September 30,
                                                     1998            1997           1996           1995           1994
=======================================================================================================================
Per Share Operating Data
Net asset value, beginning of period           $     17.72     $     17.07    $     16.86    $     16.14    $     18.06
-----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .80             .91            .90            .90            .89
Net realized and unrealized gain (loss)                .75             .63            .20            .71          (1.84)
                                               -----------     -----------    -----------    -----------    -----------
Total income (loss) from
investment operations                                 1.55            1.54           1.10           1.61           (.95)
-----------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                  (.84)           (.89)          (.89)          (.89)          (.89)
Distributions from net realized gain                  (.12)           --             --             --             (.08)
                                               -----------     -----------    -----------    -----------    -----------
Total dividends and distributions
to shareholders                                       (.96)           (.89)          (.89)          (.89)          (.97)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $     18.31     $     17.72    $     17.07    $     16.86    $     16.14
                                               ===========     ===========    ===========    ===========    ===========

=======================================================================================================================
Total Return, at Net Asset Value(3)                   9.01%           9.25%          6.67%         10.29%         (5.46)%
=======================================================================================================================
Ratios/Supplemental Data
Net assets, end of period
(in thousands)                                 $   102,687     $    91,051    $    83,516    $    76,691    $    67,793
-----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $    96,458     $    86,511    $    81,233    $    70,650    $    66,953
-----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                 4.49%           5.25%          5.27%          5.52%          5.23%
Expenses(5)                                           0.89%           0.95%          1.02%          0.95%          1.05%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                              73%             77%            93%            58%            99%

1. For the period from August 29, 1995 (inception of offering) to September 30, 1995.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized.


                    24  Oppenheimer Insured Municipal Fund

================================================================================

================================================================================


Class B                                                                    Class C
----------------------------------------------------------------------     --------------------------------------------------
Year Ended September 30,                                                   Year Ended September 30,
      1998          1997           1996           1995           1994           1998          1997(2)       1996        1995(1)
==============================================================================================================================
$    17.73     $    17.08     $    16.87     $    16.15     $    18.07     $    17.72    $    17.06    $    16.86  $    16.72
-----------------------------------------------------------------------------------------------------------------------------
       .67            .76            .77            .78            .77            .70           .76           .75         .08
       .74            .65            .20            .71          (1.86)           .71           .65           .21         .14
----------     ----------     ----------     ----------     ----------     ----------    ----------    ----------  ----------

      1.41           1.41            .97           1.49          (1.09)          1.41          1.41           .96         .22
-----------------------------------------------------------------------------------------------------------------------------

      (.70)          (.76)          (.76)          (.77)          (.75)          (.70)         (.75)         (.76)       (.08)
      (.12)          --             --             --             (.08)          (.12)         --            --          --
----------     ----------     ----------     ----------     ----------     ----------    ----------    ----------  ----------

      (.82)          (.76)          (.76)          (.77)          (.83)          (.82)         (.75)         (.76)       (.08)
-----------------------------------------------------------------------------------------------------------------------------
$    18.32     $    17.73     $    17.08     $    16.87     $    16.15     $    18.31    $    17.72    $    17.06  $    16.86
==========     ==========     ==========     ==========     ==========     ==========    ==========    ==========  ==========

=============================================================================================================================
      8.18%          8.43%          5.87%          9.47%         (6.20)%         8.18%         8.48%         5.77%       1.30%

=============================================================================================================================
$   27,392     $   19,974     $   15,983     $   13,341     $   11,571     $    4,923    $    2,554    $      924  $      211
-----------------------------------------------------------------------------------------------------------------------------
$   23,817     $   17,309     $   14,822     $   11,987     $    9,209     $    3,661    $    1,720    $      618  $        1
-----------------------------------------------------------------------------------------------------------------------------

      3.76%          4.48%          4.50%          4.75%          4.43%          3.82%         4.45%         4.38%       4.89%(4)
      1.64%          1.71%          1.77%          1.71%          1.82%          1.64%         1.72%         1.81%       1.07%(4)
-----------------------------------------------------------------------------------------------------------------------------
        73%            77%            93%            58%            99%            73%           77%           93%         58%



5. Beginning in fiscal 1996, the expense ratio reflects the effect of expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1998, were $102,480,896 and $90,478,993, respectively.

See accompanying Notes to Financial Statements.


                   25  Oppenheimer Insured Municipal Fund

================================================================================
Notes to Financial Statements
================================================================================

================================================================================
1. Significant Accounting Policies

Oppenheimer Insured Municipal Fund (the Fund) is a separate series of Oppenheimer Municipal Fund, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income exempt from Federal income tax. The Fund will, under normal market conditions, invest at least 80% of its assets in Municipal Securities and will invest at least 65% of its total assets in insured Municipal Securities. The Fund's investment advisor is Oppenheimer Funds, Inc.(the Manager).The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

                    26  Oppenheimer Insured Municipal Fund

================================================================================

================================================================================

--------------------------------------------------------------------------------
Distributions to Shareholders. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes.The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

   The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 1998, amounts have been reclassified to reflect an increase in paid-in capital of $420,762, a decrease in undistributed net investment income of $415,198, and a decrease in accumulated net realized gain on investments of $5,564.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements.As of November 4, 1997, in order to conform book and tax bases, the Fund began amortization of premiums on securities for book purposes. Such cumulative change was limited to a reclassification adjustment and had no impact on net assets or total increase (decrease) in net assets. Accordingly, during the year ended September 30, 1998, amounts have been reclassified to reflect an increase in net unrealized appreciation on investments of $549,002. Paid-in capital was decreased by the same amount. For bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period.Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                    27  Oppenheimer Insured Municipal Fund

================================================================================
Notes to Financial Statements  (Continued)
================================================================================

================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:


                                    Year Ended September 30, 1998  Year Ended September 30, 1997
                                    -----------------------------  -----------------------------
                                    Shares    Amount               Shares     Amount
------------------------------------------------------------------------------------------------
Class A:
Sold                               955,728    $ 17,118,675         925,621    $ 16,067,826
Dividends and distributions
reinvested                         212,388       3,794,412         190,616       3,300,646
Redeemed                          (698,348)    (12,496,045)       (870,242)    (15,074,913)
                                   -------    ------------         -------    ------------
Net increase                       469,768    $  8,417,042         245,995    $  4,293,559
                                   =======    ============         =======    ============

------------------------------------------------------------------------------------------------
Class B:
Sold                               543,004    $  9,724,208         328,196    $  5,695,198
Dividends and distributions
reinvested                          39,547         706,671          28,559         494,913
Redeemed                          (213,910)     (3,829,853)       (165,697)     (2,875,027)
                                   -------    ------------         -------    ------------
Net increase                       368,641    $  6,601,026         191,058    $  3,315,084
                                   =======    ============         =======    ============

------------------------------------------------------------------------------------------------
Class C:
Sold                               156,606    $  2,808,699         106,290    $  1,838,223
Dividends and distributions
reinvested                           7,178         128,230           2,660          46,164
Redeemed                           (39,038)       (699,211)        (18,976)       (329,489)
                                   -------    ------------         -------    ------------
Net increase                       124,746    $  2,237,718          89,974    $  1,554,898
                                   =======    ============         =======    ============

================================================================================
3. Unrealized Gains and Losses on Investments
As of September 30, 1998, net unrealized appreciation on investments of $10,115,877 was composed of gross appreciation of $10,115,877.

================================================================================
4. Management Fees and Other Transactions with Affiliates
Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.45% of the first $100 million of average annual net assets, 0.40% of the next $150 million, 0.375% of the next $250 million and 0.35% of net assets in excess of $500 million. The Fund's management fee for the year ended September 30, 1998, was 0.44% of average annual net assets for its Class A, Class B and Class C shares.

  The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.


                    28  Oppenheimer Insured Municipal Fund

================================================================================

================================================================================

--------------------------------------------------------------------------------
For the year ended September 30, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $197,210, of which $47,360 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $350,427 and $27,494, respectively, of which $5,664 and $2,600, respectively, was paid to an affiliated broker/deal or Class B and Class C shares. During the year ended September 30, 1998, OFDI received contingent deferred sales charges of $80,736 and $1,564, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

   OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

   Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

   The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended September 30, 1998, OFDI paid $11,269 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

   The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the year ended September 30, 1998, OFDI paid $2,503 to an affiliated broker/dealer as compensation for Class B personal service and maintenance expenses and retained $197,544 and $25,438, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of September 30, 1998, OFDI had incurred excess distribution and servicing costs of $875,951 for Class B and $67,456 for Class C.

                    29  Oppenheimer Insured Municipal Fund

================================================================================
Notes to Financial Statements  (Continued)
================================================================================

================================================================================
5. Futures Contracts

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

   The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

   Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

   Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.
================================================================================
6. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

   The Fund had no borrowings outstanding during the year ended September 30, 1998.

30  Oppenheimer Insured Municipal Fund

================================================================================
Independent Auditors' Report
================================================================================

================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Insured Municipal Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Insured Municipal Fund as of September 30, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 1998 and 1997, and the financial highlights for the period October 1, 1993, to September 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1998, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Insured Municipal Fund at September 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Denver, Colorado
October 21, 1998


                    31  Oppenheimer Insured Municipal Fund

================================================================================
Federal Income Tax Information  (Unaudited)
================================================================================

================================================================================
In early 1999, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1998. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

   Distributions of $0.1935, $0.1823 and $0.1823 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 10, 1997, of which, for each class of shares, $0.0150 was designated as a capital gain distribution in the "28% Rate Group" and $0.0178 was designated as a capital gain distribution in the "20% Rate Group" for federal income tax purposes. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets.

   None of the dividends paid by the Fund during the fiscal year ended September 30, 1998 are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

   The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                    32  Oppenheimer Insured Municipal Fund

================================================================================
Oppenheimer Insured Municipal Fund
================================================================================
A Series of Oppenheimer Municipal Fund

================================================================================
Officers and Trustees    James C. Swain, Chairman and Chief Executive Officer
                         Bridget A. Macaskill, Trustee and President
                         Robert G. Avis, Trustee
                         William A. Baker, Trustee
                         Charles Conrad, Jr., Trustee
                         Jon S. Fossel, Trustee
                         Sam Freedman, Trustee
                         Raymond J. Kalinowski, Trustee
                         C. Howard Kast, Trustee
                         Robert M. Kirchner, Trustee
                         Ned M. Steel, Trustee
                         George C. Bowen, Trustee, Vice President, Treasurer
                           and Assistant Secretary
                         Andrew J. Donohue, Vice President and Secretary
                         Caryn R. Halbrecht, Vice President
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Robert G. Zack, Assistant Secretary
================================================================================
Investment Advisor       OppenheimerFunds, Inc.

================================================================================
Distributor              OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of             Citibank, N.A.
Portfolio Securities

================================================================================
Independent Auditors     Deloitte & Touche LLP

================================================================================
Legal Counsel            Myer, Swanson, Adams & Wolf, P.C.

                         This is a copy of a report to shareholders of Oppenheimer Insured Municipal Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Insured Municipal Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

                    33  Oppenheimer Insured Municipal Fund

================================================================================
OppenheimerFunds Family
================================================================================

===========================================================================================
Real Asset Funds
-------------------------------------------------------------------------------------------
Real Asset Fund                Gold & Special Minerals Fund

===========================================================================================
Global Stock Funds
-------------------------------------------------------------------------------------------
Developing Markets Fund        International Growth Fund        Quest Global Value Fund
International Small            Global Fund                      Global Growth & Income Fund
  Company Fund

===========================================================================================
Stock Funds
-------------------------------------------------------------------------------------------
Enterprise Fund                MidCap Fund                      Growth Fund
Discovery Fund                 Capital Appreciation Fund        Disciplined Value Fund
Quest Small Cap Value Fund     Quest Capital Value Fund         Quest Value Fund

===========================================================================================
Stock & Bond Funds
-------------------------------------------------------------------------------------------
Main Street Income &           Total Return Fund                Disciplined Allocation Fund
  Growth Fund                  Quest Balanced                   Multiple Strategies Fund
Quest Opportunity                Value Fund/1/                  Convertible Securities Fund/2/
  Value Fund                   Equity Income Fund

===========================================================================================
Taxable Bond Funds
-------------------------------------------------------------------------------------------
International Bond Fund        Champion Income Fund             U.S. Government Trust
World Bond Fund                Strategic Income Fund            Limited-Term Government Fund
High Yield Fund                Bond Fund

===========================================================================================
Municipal Bond Funds
-------------------------------------------------------------------------------------------
California Municipal Fund/3/   Pennsylvania Municipal Fund/3/   Rochester Division:
Florida Municipal Fund/3/      Municipal Bond Fund              Rochester Fund Municipals
New Jersey Municipal Fund/3/   Insured Municipal Fund           Limited Term New York
New York Municipal Fund/3/     Intermediate Municipal Fund      Municipal Fund

===========================================================================================
Money Market Funds/4/
-------------------------------------------------------------------------------------------
Money Market Fund              Cash Reserves

1. On 5/18/98, the Fund's name was changed from "Quest Growth & Income Value Fund."
2. On 4/28/98, the Fund's name was changed from "Bond Fund for Growth."
3. Available only to investors in certain states.
4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.
(C) Copyright 1998 OppenheimerFunds, Inc. All rights reserved.

                    34  Oppenheimer Insured Municipal Fund

Internet
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information. Online
transactions now available

www.oppenheimerfunds.com

General Information
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Account Transactions
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1-800-835-3104

Information and services
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

   And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

   When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number or by visiting our website. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number or website to make investments.

   For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

   You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

   So call us today, or visit us at our website at www.oppenheimerfunds.com--we're here to help.



                                                      [LOGO] OppenheimerFunds(R)
                                                               Distributor, Inc.

RA0865.001.0998 November 27, 1998